UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 1, 2007
(Date of earliest event reported)
THE KROGER CO.
(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)
1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)
Registrant’s telephone number: (513) 762-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
On June 27, 2002, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-91388 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, and on July 18, 2002, filed pre-effective Amendment No. 1. The above filings were declared effective on July 23, 2002. On December 9, 2004, The Kroger Co., and its subsidiary guarantors, filed post-effective Amendment No. 1, which was declared effective on December 9, 2004 (hereinafter, as amended, referred to as the “Registration Statement”). The Registration Statement provides for the issuance of Securities in an aggregate amount of $1,500,000,000. Pursuant to a Prospectus Supplement dated September 24, 2007, The Kroger Co. is issuing $300,000,000 of Debt Securities denominated 6.40% Senior Notes due 2017, priced to yield 6.21% (the “Notes”). The Notes are guaranteed by the subsidiary guarantors and will be fully fungible with and form a single series with the Company’s 6.40% Senior Notes due 2017, originally issued on August 15, 2007 in the principal amount of $300,000,000.
Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of Debt Securities. In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement both dated as of September 24, 2007, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.
The form of Indenture for the Notes was filed as Exhibit 4.3 to the Registration Statement. The Seventeenth Supplemental Indenture, dated as of August 15, 2007, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Seventeenth Supplemental Indenture, under which the Notes were issued, was filed on the Company’s Form 8-K on August 15, 2007.
The Registrant intends to use the proceeds of the issuance of the Notes to repay amounts under its credit facility or short-term borrowings and thereafter to use short-term borrowings or borrowings under its credit facility to repurchase, repay or redeem its outstanding indebtedness. The Kroger Co. also expects to use borrowing proceeds for other general corporate purposes.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
1.1 Underwriting Agreement dated September 24, 2007, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P.
1.1.1 Pricing Agreement dated September 24, 2007, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

October 1, 2007	By:	/s/ Scott M. Henderson

Scott M. Henderson Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement dated September 24, 2007, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P.

1.1.1	Pricing Agreement dated September 24, 2007, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P.